UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

Med Control, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-153402

(Commission File Number)

26-2964607

(IRS Employer Identification No.)

112 North Curry Street

Carson City, NV

89703

(Address of principal executive offices)(Zip Code)

(775) 333-1182

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 27, 2009, Lucia Vicente has been appointed as Secretary of Med Control, Inc.

Lucia had worked as a cook and general assistant from 1997 to 2005 for the ‘Rotisserie Mirella’ and has been working for ‘Ticken Restaurantes Ltda’ from 2005 to this date. Besides cooking, Lucia also helps answering phone calls from clients and taking notes for deliveries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Med Control, Inc.

(Registrant)

Date: February 27, 2009	By:	/s/ Eliane Mayumi Kato
Eliane Mayumi Kato

President, Treasurer, Principal Executive Officer, Principal Financial Officer and sole Director